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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 20, 2005

                           TOWER FINANCIAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Indiana                       000-25287                      35-2051170
---------------                  ------------                -------------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                116 East Berry Street, Fort Wayne, Indiana 46802
                    (Address of principal executive offices)

       Registrants telephone number, including area code: (260) 427-7000

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c ) under the
    Exchange Act (17 CFR 240.13e-4(c ))





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ITEM 2.02   RESULTS OF OPERATION AND FINANCIAL CONDITION

         On July 20, 2005 Tower Financial Corporation issued a press release announcing its financial results for the fiscal second quarter ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1.

         All of the information furnished in this report shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the exhibits

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(c)    Exhibits

99.1 Press release, dated June 20, 2005 reporting Tower Financial Corporations financial results for its fiscal second quarter ended June 30, 2005.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 20, 2005

                                          TOWER FINANCIAL CORPORATION


                                          By: /s/ Donald F. Schenkel
                                              ----------------------------------
                                              Donald F. Schenkel, Chairman of
                                              the Board,
                                              President, and Chief Executive
                                              Officer